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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 22, 2005

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



         Pennsylvania                1-11152                 23-1882087
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


   781 Third Avenue, King of Prussia, PA                     19406-1409
  (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

As previously reported in our Form 10-Q for the period ended June 30, 2005, on July 1, 2005 InterDigital Communications Corporation (the Company) and InterDigital Technology Company (ITC), one of the Company's wholly-owned subsidiaries, filed a petition in the United States District Court for the Southern District of New York (the Court) to confirm the final award in the their arbitration proceeding with Nokia Corporation (Nokia). On or about August 1, 2005, Nokia filed an opposition to our petition and a motion to vacate or modify the award.

On September 22, 2005, the Court issued on its own motion a revised scheduling order, rescheduling oral argument on the foregoing matters from mid-October to early December 2005.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERDIGITAL COMMUNICATIONS CORPORATION


                                   By: /s/ Lawrence F. Shay
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                                       Lawrence F. Shay
                                       General Counsel



Dated: September 23, 2005